SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TOTAL FUND SOLUTION

(Name of Registrant As Specified In Its Charter)

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IMPORTANT NEWS ABOUT TOTAL FUND SOLUTION

September 4, 2026

Dear Shareholder of the Cromwell Global Infrastructure Fund (formerly the Cromwell Foresight Global Infrastructure Fund) (the “Fund”):

We are pleased to inform you that, at the recommendation of Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”), the Board of Trustees of Total Fund Solution (the “Trust”) has approved a new sub-advisory agreement among Cromwell, the Trust and Guinness Asset Management Limited (“Guinness” or the “New Sub-Adviser”).

Pursuant to the agreement, Guinness now serves as the new sub-adviser to the Fund following Guinness’ acquisition of Foresight Group’s investment management business relating to the Fund. Cromwell continues to serve as the investment adviser to the Fund and oversees the Fund’s sub-adviser.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in sub-advisers for the Fund do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with certain additional information about this change that we are required to make available to you.

The next few pages of this document feature more information about the new sub-adviser, Guinness, including its investment process and style. Please take a few moments to read the information contained herein and call us at 1-855-625-7333, if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in the Fund.

Sincerely,

/s/ Stephen Baird
Stephen Baird
President, Total Fund Solution

TOTAL FUND SOLUTION

INFORMATION STATEMENT TO THE SHAREHOLDERS

OF THE

CROMWELL GLOBAL INFRASTRUCTURE FUND

This document is an Information Statement and is being furnished to shareholders of the Cromwell Global Infrastructure Fund (formerly the Cromwell Foresight Global Infrastructure Fund”) (the “Fund”), a series of Total Fund Solution (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”) serves as the investment adviser for the Trust, including the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as the investment adviser (including sub-adviser) of the mutual fund. The exemptive order permits Cromwell to employ sub-advisers, terminate sub-advisers, and modify sub-advisory agreements without prior approval of the Trust’s shareholders.

Consistent with the terms of the exemptive order, the Board of Trustees of the Trust (the “Board” and each member individually, a “Trustee”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), authorized Cromwell to appoint Guinness Asset Management Limited (“Guinness” or the “New Sub-Adviser”) as a new sub-adviser to the Fund and approved a new sub-advisory agreement among Cromwell, Guinness and the Trust, on behalf of the Fund (the “New Sub-Advisory Agreement”).

Guinness replaced Foresight Group LLP (“Foresight”) as sub-adviser to the Fund upon Guinness’ acquisition of Foresight Capital Management (“FCM”), the public markets investment arm of Foresight, that is expected to close on September 5, 2026, (the “Acquisition”). The Acquisition, together with the approval of the sub-advisory agreement with Guinness, will result in the automatic termination of the prior sub-advisory agreement. In advance of the Acquisition, Cromwell recommended, and the Board approved, the New Sub-Advisory Agreement with Guinness. The terms of the New Sub-Advisory Agreement are identical as those of the prior sub-advisory agreement, except for the effective date, termination date, and the named entity performing sub-advisory services. Guinness is expected to provide substantially the same services with essentially the same personnel to the Fund that Foresight has previously provided.

Under the exemptive order, if Cromwell retains a new sub-adviser or materially changes an existing sub-advisory agreement with respect to a series of the Trust, shareholders of the affected series are required to be notified of such changes. This Information Statement provides such notice and offers details regarding Guinness and the New Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

Guinness will bear the expenses incurred in connection with preparing and mailing this Information Statement to its shareholders in connection with the appointment of Guinness as sub-adviser to the Fund as a result of its acquisition of FCM. Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of July 31, 2026, is set forth in Appendix B. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund as of July 31, 2026.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS

DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU

FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement will be available on the Adviser’s website at https://thecromwellfunds.com/funds/foresight-global-infrastructure until at least December 8, 2026.

Appointment of a New Sub-Adviser to the Fund

At a meeting on June 11, 2026 (the “Meeting”), upon recommendation by the Adviser, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement with Guinness. Pursuant to such approval, upon the closing of the Acquisition, which will occur September 5, 2026, Guinness replaced Foresight as sub-adviser to the Fund, and Foresight ceased managing the Fund’s assets. Cromwell continues to serve as the investment adviser to the Trust and oversee the sub-advisers of the Fund.

At the Meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, Guinness and the services expected to be provided by Guinness to the Fund under the New Sub-Advisory Agreement. The Board also considered the Acquisition pursuant to which Guinness will acquire FCM, the expected continuity of investment personnel and investment process, and the Adviser’s recommendation that the Board approve the New Sub-Advisory Agreement in order to provide continuity of services to the Fund. Collectively, this information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Sub-Advisory Agreement:

1. The nature, extent and quality of the services to be provided by the New Sub-Adviser under the New Sub-Advisory Agreement. The Board considered the nature, extent and quality of the New Sub-Adviser’s overall services expected to be provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The

Board considered the qualifications, experience and responsibilities of the portfolio managers, including their experience managing real assets, infrastructure and sustainability strategies, as well as the responsibilities of other key personnel of the New Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the New Sub-Adviser, including information relating to its compliance program, its chief compliance officer and compliance personnel, the New Sub-Adviser’s compliance records, and its cybersecurity programs, business continuity plans, risk management processes and proxy voting practices. The Board considered the New Sub-Adviser’s experience managing global real assets and infrastructure-related strategies, the expected continuity of the Fund’s investment strategy and personnel following Guinness’ acquisition of Foresight’s relevant investment management business, and the collective experience of the portfolio managers and investment personnel expected to provide services to the Fund. The Board concluded that the New Sub-Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreement and that the Board was satisfied with the nature, overall quality and extent of such management services.

2. The Fund’s historical performance and the overall performance of the New Sub-Adviser. The Board considered the investment performance history of the Fund, including Cromwell’s evaluation of the Fund’s performance and prospects going forward. The Board discussed the performance of comparable strategies managed by the New Sub-Adviser, and considered the experience of the portfolio managers expected to be primarily responsible for managing the Fund. The Board concluded that the New Sub-Adviser’s and portfolio managers’ investment performance and experience with respect to global real assets and infrastructure-related strategies were satisfactory.

3. The costs of the services to be provided by the New Sub-Adviser and the structure of the New Sub-Adviser’s fees under the New Sub-Advisory Agreement. In considering the proposed sub-advisory fees and the total fees and expenses of the Fund, the Board reviewed information regarding the fees charged by the New Sub-Adviser with respect to comparable global infrastructure and real assets products managed by the New Sub-Adviser. When considering fees charged by the New Sub-Adviser to other funds or accounts, the Board took into account differences in product structure, domicile, distribution market, services provided and applicable regulatory requirements that might be germane to the difference, if any, in the fees charged to such funds or accounts. The Board also recalled comparative fee information that had been provided in connection with its last review of the Fund’s advisory and sub-advisory arrangements and noted that, under the proposed sub-advisory arrangement, the Fund’s expense and fee arrangements were expected to remain materially consistent with the existing arrangements. The Board concluded that, at this time, the fees to be paid to the New Sub-Adviser were fair and reasonable.

4. Economies of Scale. The Board also considered whether economies of scale could be expected to be realized by the New Sub-Adviser and/or Adviser as assets of the Fund grow. The Board acknowledged that neither the Adviser nor New Sub-Adviser believed there to be any meaningful economies of scale in the foreseeable future, and noted the New Sub-Adviser’s view that its existing operations allow it to scale its services without relying on the scale of the Fund. However, the Board noted that the Adviser agreed to continue the consideration of potential shared economies of scale going forward as the Fund’s assets grow. The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified expense caps.

5. The profits to be realized by the New Sub-Adviser and its affiliates from their relationship with the Fund. The Board did not consider the profitability of the New Sub-Adviser to be a material factor based on representations from the Adviser that it negotiated the sub-advisory fee with the New Sub-Adviser on an arm’s-length basis and that the sub-advisory fees would be paid by the Adviser and not directly by the Fund. The Board reviewed the New Sub-Adviser’s financial information and took into account both the likely direct and indirect benefits to the New Sub-Adviser from advising the Fund. The Board also discussed and considered the fall-out benefits, if any, that the New Sub-Adviser may receive from the Fund, noting that the New Sub-Adviser had not identified any material fall-out benefits at this time. The Board concluded that any expected fall-out benefits to the New Sub-Adviser were reasonable and, after review of relevant financial information, the New Sub-Adviser would have adequate capitalization to support its management of the Fund.

No single factor was determinative of the Board’s decision to approve the New Sub-Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the arrangements with the New Sub-Adviser, including the sub-advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

Cromwell Investment Advisors, LLC

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement effective December 30, 2022 (the “Advisory Agreement”) with Cromwell, located at 810 Gleneagles Court, Suite 106, Baltimore, Maryland 21286. Cromwell is authorized to delegate certain of its duties with respect to the Fund to one or more sub-advisers. Pursuant to its authority, Cromwell delegates day-to-day management of the Fund to one or more sub-adviser(s), in accordance with the Fund’s investment objective and policies. Cromwell is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

Cromwell retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, Cromwell develops the overall investment strategy for the Fund and plays an active role in overseeing, monitoring and reviewing any sub-adviser in the performance of its duties. Cromwell monitors the investment performance of the sub-adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Fund’s investment objectives, strategies and policies. Cromwell supervises compliance functions related to the operation of the Fund and the sub-adviser’s management of the Fund’s portfolio. Cromwell also monitors changes that may impact the sub-adviser’s overall business and regularly performs due diligence reviews of the sub-adviser. In addition, Cromwell obtains detailed, comprehensive information concerning the sub-adviser’s performance and the Fund operations and provides regular reports on these matters to the Board.

Pursuant to the Advisory Agreement, Cromwell is entitled to receive a management fee for its investment advisory services. The fee is calculated daily and payable monthly at an annual rate of 0.85% of the Fund’s average daily net assets.

Pursuant to an operating expense limitation agreement, Cromwell has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.32% and 1.07% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively, through at least April 30, 2027 (the “Expense Caps”). The operating expense limitation agreement may be terminated only by, or with the consent of, the Board. Cromwell may request recoupment of previously waived fees and reimbursed expenses from the Fund for up to 36 months from the date such fees were waived or expenses reimbursed, provided that such reimbursement does not cause the Fund’s expense ratio, after giving effect to the recoupment, to exceed the lesser of: (1) the expense limitation in effect at the time of the waiver or reimbursement; or (2) the expense limitation in effect at the time of the recoupment.

For the fiscal year ended December 31, 2025, the Fund paid Cromwell $405,557 in gross advisory fees, less $ 109,163 in investment advisory fees waived by the Adviser pursuant to the operating expense limitation agreement.

Guinness Asset Management Limited

Guinness Asset Management Limited (“Guinness”), which uses the trading name Guinness Global Investors, is a private limited company organized under the laws of England and Wales and maintains its principal place of business at 18 Smith Square, London SW1P 3HZ, United Kingdom. Guinness is authorized and regulated by the United Kingdom Financial Conduct Authority and is registered with the U.S. Securities and Exchange Commission as an investment adviser. Guinness Asset Management Limited was founded on January 27, 2003 by Timothy Whitmore Newton Guinness.

Guinness provides investment advisory services on a discretionary basis to clients, including commingled investment vehicles organized outside the United States, separately managed accounts for sophisticated financial institutions, and pooled investment vehicles for which Guinness provides sub-advisory management services to other third-party investment advisers. As of September 30, 2025, Guinness managed approximately $11.9 billion of client assets on a discretionary basis.

Guinness is affiliated with Guinness Atkinson Asset Management, Inc., an SEC-registered investment adviser that provides long-only actively managed U.S. mutual funds to individual investors; Guinness Capital Management Limited, which provides seed capital for new funds; Guinness Asset Management (Ireland) Limited, an Irish regional office of Guinness and wholly owned subsidiary of Guinness; and Guinness Asset Management Funds PLC, an authorized Undertakings for Collective Investment in Transferable Securities scheme registered with the Central Bank of Ireland.

In managing the Fund, Guinness expects to apply its Global Real Assets investment process. The Fund will invest primarily in equity securities of companies operating in the infrastructure sector, including companies that own or operate infrastructure assets such as wind farms, solar parks, toll roads, bridges, healthcare facilities, data centers and government buildings. Guinness has indicated that the investment strategy proposed for the Fund will generally mirror the infrastructure strategies currently employed for certain of its European-domiciled investment vehicles and will not be materially altered for the Fund.

The Fund’s portfolio managers are to be Eric Bright and Mark Brennan.

Mr. Bright joined Foresight Group in 2019 as a Managing Director and has more than ten years of experience managing funds and discretionary portfolios. He holds a Bachelor of Science degree in International Business, Finance and Economics from the University of Manchester and is a Chartered Financial Analyst charterholder.

Mr. Brennan is a Portfolio Manager on the Real Assets team at Guinness Global Investors. He joined Guinness in 2025 after serving as a Partner and Portfolio Manager at Foresight Group, where he managed infrastructure and real estate investment strategies, including the FP Foresight UK Infrastructure Income Fund, the FP Foresight Global Real Infrastructure Fund and the FP Foresight Sustainable Real Estate Securities Fund. Mr. Brennan also previously served as a portfolio manager of the Cromwell Foresight Global Infrastructure Fund. He holds a Master of Arts (Honours) degree in Politics from the University of Edinburgh.

Principal Executive Officers and Directors of Guinness

The following table provides information regarding certain principal executive officers and directors of Guinness. The address for each such officer or director is 18 Smith Square, London, SW1P 3HZ, United Kingdom.

Name of Officer or Director	Principal Occupation
Tim Guinness	Chairman
Edward Guinness	Chief Executive Officer
Edmund Harriss	Chief Investment Officer
Sam Wildy	Chief Financial Officer
Hugo Vaux	Chief Operating Officer
Deepti Balloo	Head of Compliance (United Kingdom) and Chief Compliance Officer

Terms of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement was approved in connection with and prior to Guinness’ acquisition of Foresight Group which, when closed, resulted in the assignment and automatic termination of the prior sub-advisory agreement between Cromwell and Foresight, on behalf of the Fund. The terms of the New Sub-Advisory Agreement, other than effective date, termination date and conforming changes reflecting the replacement of Foresight with Guinness as sub-adviser to the Fund, are identical to the terms of the prior sub-advisory agreement. The New Sub-Advisory Agreement provides that Guinness is responsible for providing for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and Cromwell and set forth in the Fund’s current prospectus and statement of additional information, as each may be amended from time to time (the “Prospectus”), and other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by Cromwell and Guinness, which guidelines and restrictions shall not be inconsistent with the Fund’s Prospectus, as may be amended from time to time, and all current Trust policies and procedures relevant to the Fund, as may be amended from time to time.

All sub-advisory fees are paid by Cromwell and not the Fund. Cromwell pays Guinness a sub-advisory fee at the rate negotiated by and between Cromwell and Guinness which is the same as the fee previously paid to Foresight. Because Cromwell pays the Sub-Adviser’s fees out of its own fees received from the Fund, shareholders do not bear a separate sub-advisory fee and there is no “duplication” of advisory fees paid by the Fund.

The New Sub-Advisory Agreement will remain in effect for an initial term of two years from its effective date, unless sooner terminated as provided in the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will continue in effect from year to year thereafter with respect to the Fund so long as the New Sub-Advisory Agreement is specifically approved at least annually in the manner required by the 1940 Act.

The New Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, and may be terminated at any time without payment of any penalty by Cromwell or Guinness on sixty days’ prior written notice to the other party. The New Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act, on sixty days’ written notice to Guinness by the Fund. The New Sub-Advisory Agreement may also be terminated at any time without payment of any penalty by Cromwell, the Board or a vote of a majority of outstanding voting securities of the Fund in the event Guinness has taken any action which results in a material breach of the covenants of Guinness under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will automatically terminate with respect to the Fund if the Investment Advisory Agreement between Cromwell and the Trust, on behalf of the Fund, is terminated, assigned or not renewed.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of the Notice Regarding Internet Availability of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Notice Regarding Internet Availability of this Information Statement, please call 1-855-625-7333. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-855-625-7333 or write to the Trust c/o Cromwell Funds, 810 Gleneagles Ct. Ste 106, Baltimore, MD 21286.

Other Information

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT, SEMI-ANNUAL REPORT, OR FINANCIAL STATEMENTS OF THE FUND FILED ON FORM N-CSR UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO THE TRUST C/O THE CROMWELL FUNDS, 810 GLENEAGLES CT. STE 106, BALTIMORE, MD 21286, OR BY CALLING 1-855-625-7333.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT:

The Information Statement is available at:

https://thecromwellfunds.com/funds/foresight-global-infrastructure

APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 5th day of September 2026, by and between Cromwell Investment Advisors, LLC, a Maryland limited liability company (the “Adviser”), Guinness Asset Management Limited, a private limited company registered in England and Wales (the “Sub-Adviser”), and Total Fund Solution, a Delaware statutory trust (the “Trust”) on behalf of the series of the Trust indicated on Schedule A.

WHEREAS, the Adviser and the Sub-Adviser are each registered with the U.S. Securities and Exchange Commission (the “SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Trust is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of one or more series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Adviser has been retained by the Trust to act as investment adviser to certain series within the Trust including those listed on Schedule A (each, a “Fund”) pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) dated December 30, 2022, between the Adviser and the Trust; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (“Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services for that portion of a Fund’s assets designated by the Adviser on or after the date of this Agreement (“Allocated Assets”) and the Sub-Adviser is willing to render such services, subject to supervision and direction of the Board and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints, and the Sub-Adviser hereby accepts the appointment, to act as sub-adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:

(a)	Delivery of Trust Documentation. The Adviser shall deliver to the Sub-Adviser copies of:

(i) the Trust’s current Agreement and Declaration of Trust and By-laws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s current prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”); and (iii) all current Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”);

(b)	Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund;

(c)	The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Adviser and the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Adviser copies of its Form ADV as most recently filed with the SEC and will provide the Adviser and the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Sub-Adviser in order to perform its services contemplated by this Agreement; and

(viii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(d)	The Adviser’s Representations. The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to delegate discretionary authority over Allocated Assets of a Fund to the Sub-Adviser and to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(iii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(iv) It has received a copy the Sub-Adviser’s Form ADV as is currently in effect as of the date of this Agreement.

(e)	Plenary authority of the Board of Trustees. The Sub-Adviser and Adviser both acknowledge that each Fund is a registered investment company that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

The Sub-Adviser will provide for each Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Adviser and set forth in the Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Adviser and Sub-Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses, as may be amended from time to time (“Written Guidelines”) and the Trust Procedures.

(a)	The Sub-Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the Allocated Assets of each Fund. Without limiting the generality of the foregoing, the Sub-Adviser shall, with respect to the Allocated Assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Prospectuses, Written Guidelines, and Procedures, as may be amended from time to time and provided to the Sub-Adviser consistent with Section 1(a) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Adviser’s written proxy voting policies and procedures; (v) promptly issue settlement instructions to custodians designated by the Adviser or the Trust; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (vii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Sub-Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b)	The Sub-Adviser shall also furnish to or place at the disposal of the Adviser and/or the Trust such information, evaluations, analyses and opinions formulated or obtained by the Sub-Adviser in the discharge of its duties, as the Adviser and/or Trust may, from time to time, reasonably request.

(c)	The Sub-Adviser agrees, that in performing its duties hereunder, it will comply with (i) the 1940 Act, the Advisers Act, the Commodity Exchange Act and all rules and regulations promulgated thereunder; (ii) all other applicable federal and state laws and regulations, and (iii) the provisions of the Organic Documents.

(d)	The Sub-Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust, the Adviser and any appropriate regulatory authorities. The Sub-Adviser shall provide to the Adviser copies of any and all documentation relating to each Fund’s transactions upon reasonable request. The Sub-Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request.

(e)	At the request of the Adviser from time to time, the Sub-Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Adviser has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Sub-Adviser believes a valuation provided by a pricing service for a security it has purchased for the Portfolio is materially inaccurate, Sub-Adviser agrees to promptly notify the Adviser and/or the Fund. Sub-Adviser acknowledges that the Adviser, Sub-Adviser, each Fund, and its custodian or fund accountant may use different pricing vendors, which may result in valuation discrepancies and in the event of such discrepancies, the valuation used by each Fund to calculate its net asset value shall be controlling.

(f)	From time to time at the request of the Adviser, the Sub-Adviser will, at its own expense, (i) meet, either in person or via teleconference, with the Adviser and with such other persons as the Adviser may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Adviser and such other persons as the Adviser may designate, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g)	The Adviser and the Sub-Adviser agree that only the Sub-Adviser will exercise “investment discretion” over Allocated Assets within the meaning of Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”), and the Sub-Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) and the rules and regulations thereunder.

(h)	To the extent reasonably requested by the Trust, the Sub-Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of such policies and procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Sub-Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Sub-Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust, the Adviser and/or the Sub-Adviser in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i)	Except as permitted by the Trust Procedures, the Sub-Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by each Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j)	The Adviser or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund. The Adviser or each Fund’s custodian (the “Custodian”) will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

(k)	The Adviser will be responsible for all class actions and lawsuits involving the securities held, or formerly held, in the Allocated Assets of each Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving any Fund, including those involving securities presently or formerly held in the Allocated Assets of a Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Allocated Assets of a Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about any Fund to third parties for purposes of participating in any settlements relating to such class actions.

(l)	For the purpose of complying with Rule 10f-3(a)(5), Rule 12d3-1(c)(3)(ii), Rule 17a-10(a)(2) and Rule 17e-1(d)(2) under the 1940 Act, the Sub-Adviser hereby agrees that with respect to transactions in securities or other assets for a Fund: (i) it will not consult with any other sub-adviser to the Fund or any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser; and (ii) its responsibility in providing investment advisory services to the Fund shall be limited solely to the Allocated Assets. Adviser will furnish to Sub-Adviser a current list of all such sub-advisers and principal underwriters and affiliated persons thereof, as well as affiliated persons of the Fund, and shall notify Sub-Adviser promptly of any changes to such list.

3.	BROKERAGE

As delegated by the Adviser with respect to the Allocated Assets of each Fund, the Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that neither the Adviser or Sub-Adviser shall direct an order to an affiliated person of the Adviser or Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer. The Sub-Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser, the Sub-Adviser or any affiliated person thereof. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Adviser who shall report to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Sub-Adviser, over time, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Adviser authorizes and empowers the Sub-Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Sub-Adviser shall select as provided herein. The Sub-Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

4.	ALLOCATION OF EXPENSES

(a)	Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Sub-Adviser specifically agrees that a Fund shall assume the expense of:

(i) Brokerage commissions for transactions in the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of Fund investments;

(ii) Custodian fees and expenses;

(iii) All taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(iv) Interest payable on any Fund borrowings.

(b)	The Sub-Adviser specifically agrees that with respect to the Allocated Assets of a Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, (ii) the costs of any special Board meetings initiated by the Sub-Adviser, and (iii) the costs of any shareholder meetings convened as a result of a change in control of the Sub-Adviser, or for the primary benefit of the Sub-Adviser. If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between a Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

(c)	Nothing in this Agreement shall alter the allocation of expenses and costs agreed to between a Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

5.	SUB-ADVISORY FEES

The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the Schedule A. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser and not from the Trust or the Fund.

6.	LIABILITY; STANDARD OF CARE

The Sub-Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall not be liable to the Adviser, the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Sub-Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under this Agreement.

In no event shall the Sub-Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub -Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser, its affiliated persons, agents and employees, shall not be liable to the Adviser, the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(a)	The Fund’s or the Adviser’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	Acts or omissions of the Adviser, the Custodian or a Fund, their respective affiliated persons, agents or employees.

No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other parties and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

The provisions of the prior two paragraphs of this Section 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)	This Agreement shall become effective with respect to a Fund at the time the Fund commences operations pursuant to an effective Registration Statement, or amendment thereto, under the Securities Act of 1933, as amended, after approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required, by applicable law, by a vote of a majority of the outstanding voting securities of a Fund. The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of effectiveness with respect to a Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b)	This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(c)	This Agreement shall terminate automatically in the event (i) of any transfer or assignment thereof, as defined in the 1940 Act, and (ii) the Advisory Agreement is terminated.

8.	SERVICES NOT EXCLUSIVE

The services provided by the Sub-Adviser pursuant to this Agreement are not exclusive and the Sub-Adviser shall be free to render similar services to other clients so long as its services hereunder are not impaired thereby. Notwithstanding the foregoing sentence, the Sub-Adviser will not enter into any agreement (other than an agreement already in place as of the date of this Agreement) pursuant to which the Sub-Adviser would provide investment advisory or sub-advisory services using the same or similar investment strategies to those used for the Fund(s) to any investment company registered under the 1940 Act without prior written consent from Cromwell, which will not be unreasonably withheld or delayed. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Sub-Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9.	NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11.	CONFIDENTIALITY

Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to a Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, a Fund or such persons as the Adviser, with the consent of the applicable Fund, may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for a Fund, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in a Fund shall be deemed proprietary information of the Trust, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

12.	USE OF SUB-ADVISOR’S NAME; NAME OF A FUND OR THE TRUST

Sub-Adviser hereby grants to each Fund a non-exclusive, royalty-free, worldwide license to use the Sub-Adviser’s name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement. The Sub-Adviser shall not use the name of the Trust or any Fund for other than internal use in a manner not approved by the Trust, as applicable, prior thereto in writing, which approval shall not be unreasonably held or delayed; provided however, that the approval of the Trust, as applicable, shall not be required for the use of the name of the Trust or Fund which: (a) merely refers in accurate or factual terms to the Trust or a Fund in connection with the Sub-Adviser’s role with respect to the Trust or a Fund or (b) is required by any appropriate regulatory, governmental or judicial authority.

13.	ANTI-MONEY LAUNDERING COMPLIANCE

The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to cooperate with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each

Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.

15.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser.

16.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, Maryland 21286-2231
Attn: President

SUB-ADVISER:	Guinness Asset Management Ltd.
18 Smith Square
London SW1P 3HZ, United Kingdom
Attn: CEO

FUND/TRUST:	Total Fund Solution
on behalf of the Cromwell Global Infrastructure Fund
810 Gleneagles Ct, Ste 106
Baltimore, MD 21286
Attn: President

17.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18.	ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19.	MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 2(k) 6, 11, 13, 14, 17 and 19 shall survive termination of this Agreement.

(f) The parties agree that the Trust and each Fund are third party beneficiaries of this Agreement as to the covenants, obligations, representations and warranties undertaken by the Sub-Adviser pursuant to this Agreement.

APPENDIX B

As of July 31, 2026, the following persons were considered to be principal shareholders of the Fund, i.e., persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the Fund’s outstanding shares. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of July 31, 2026, the following persons were control persons of the Fund.

INVESTOR CLASS
Name and Address	% Ownership	Type of Ownership
None	None	None

INSTITUTIONAL CLASS
Name and Address	% Ownership	Type of Ownership
Blackmead Infrastructure Limited The Shard, 32 London Bridge St., London, SE1 9SG United Kingdom	98.83%	Institutional Shareholder

Cromwell Global Infrastructure Fund

Investor Class: (CFGVX)

Institutional Class: (CFGIX)

a series of Total Fund Solution

on behalf of the Cromwell Global Infrastructure Fund

810 Gleneagles Ct., Ste 106

Baltimore, MD 21286

Telephone: 1-855-625-7333

https://thecromwellfunds.com

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Cromwell Global Infrastructure Fund (formerly the Cromwell Foresight Global Infrastructure Fund) (the “Fund”), a series of Total Fund Solution (the “Trust”), and the selection and approval of a sub-advisory agreement between Cromwell Investment Advisors, LLC (“Cromwell” or the “Adviser”), Guinness Asset Management Limited (“Guinness”) and the Trust, on behalf of the Fund. Guinness has been approved as a new sub-adviser for the Fund. Guinness began managing the Fund pursuant to the New Sub-Advisory Agreement upon Guinness’ acquisition of Foresight Capital Management (“FCM”), the public markets investment arm of Foresight Group LLP, the Fund’s former sub-adviser, which closed on August 21, 2026. We encourage you to access and review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only. You do not need to take any action in connection with the selection and approval of the sub-adviser.

Please note that, in reliance on an exemptive order issued by the Securities and Exchange Commission, changes in sub-advisers for the Fund do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of the Information Statement is to provide you with certain additional information about this change that we are required to make available to you.

In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about September 4, 2026, to shareholders of record of the Fund as of July 31, 2026. The Information Statement will be available on the Adviser’s website until at least December 8, 2026 at: https://thecromwellfunds.com/funds/foresight-global-infrastructure

A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at www.thecromwellfunds.com or toll-free at 1-855-625-7333.

Please note: Only one Notice is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver, without charge, promptly upon request to the toll-free telephone number or email address listed above, a separate copy of this Notice to a shareholder at a shared address to which a single copy of this Notice was delivered. If you currently receive multiple copies of notices, Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free telephone number listed above or write to the Trust c/o Cromwell Global Infrastructure Fund, 810 Gleneagles Ct., Ste 106, Baltimore, MD, 21286

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.

A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.